UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 18, 2005

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-7422              11-2234952
(State or other jurisdiction of     (Commission File      (I.R.S. Employer
 incorporation)                      Number)               Identification No.)


                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

On April 18, 2005, Standard Microsystems Corporation (SMSC) entered into an employment agreement with William D. Shovers, under which Mr. Shovers will be appointed Senior Vice President and Chief Financial Officer, effective on June 1, 2005. Andrew M. Caggia will retire as Chief Financial Officer at that time and will continue to be employed by SMSC in a part time capacity to ensure a smooth transition. It is expected that Mr. Caggia will continue as a member of SMSC's Board of Directors after his full retirement as an employee.

Mr. Shovers, age 51, has no family relationship with any director or officer of SMSC, and has not been previously employed by SMSC except that he has been engaged as a consultant since January 2, 2005 for a consulting fee of $37,500 per month.

Mr. Shovers was Vice President - Finance, International Group of Hayes Lemmerz International, Inc. (Hayes) from April 2002 through June 2003 and served as a consultant for Hayes' International Group from July 2003 through July 2004. Prior to that, he was Vice President and Chief Financial Officer of Hayes from January 1993 through October 2001, and a Vice President of Hayes from November 2001 through March 2002.


Item 2.02 - Results of Operations and Financial Condition

On April 18, 2005, Standard Microsystems Corporation issued a press release announcing its financial results for quarter and year ended February 28, 2005. A copy of the press release is attached as Exhibit 99.2.

The information in Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Andrew M. Caggia will retire as Chief Financial Officer of SMSC and William D. Shovers will assume that position, effective June 1, 2005, as more fully described under Item 1.01 above.


Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

10.1* - Employment Agreement with William Shovers, dated April 18, 2005

99.1  - SMSC press release dated April 18, 2005

99.2 - Press release dated April 18, 2005, reporting Standard Microsystems Corporation financial results for quarter and year ended February 28, 2005.

* Indicates a management contract or compensatory plan or arrangement.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  April 21, 2005                 By:   /s/ ANDREW M. CAGGIA
                                         ------------------------------------
                                         Andrew M. Caggia
                                         Senior Vice President and
                                         Chief Financial Officer,
                                         and Director
                                         (Principal Financial Officer)



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                                  Exhibit Index


Exhibit No.    Description

10.1*          Employment Agreement with William Shovers, dated April 18, 2005

99.1 Press release dated April 18, 2005, entitled "SMSC Announces Appointment of William Shovers as CFO Upon Retirement of Andrew Caggia in June".

99.2 Press release dated April 18, 2005, entitled "SMSC Reports Fourth Quarter and Fiscal 2005 Results".

* Indicates a management contract or compensatory plan or arrangement.